SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                February 13, 2007

                          GALES INDUSTRIES INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                  000-29245                     20-4458244
         --------                  ---------                     ----------
         State of                  Commission                    IRS Employer
         Incorporation             File Number                   I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
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                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Appointment of Certain Officers .

      At a meeting of the Board of Directors of Gales Industries Incorporated (the "Company") held on February 13, 2007, the Board elected Mr. James Brown to serve as Co-Chairman of the Company along with Michael Gales, the current Executive Chairman of the Company.

      Prior to his appointment as Co-Chairman, Mr. Brown served as a member of the Board of Directors of the Company. Information regarding his background is available in the Company's Report on Form 10-KSB for the year ended December 31, 2006.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2007


                                        GALES INDUSTRIES INCORPORATED


                                        By: /s/ Michael A. Gales
                                            ------------------------------------
                                            Michael A. Gales, Executive Chairman

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